UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 29, 2013
Spherix Incorporated
(Exact name of registrant as specified in its charter)
Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7927 Jones Branch Drive #3125, Tysons Corner, VA (Address of principal executive offices)		22102 (Zip Code)
Registrant’s telephone number, including area code		703-992-9260

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 29, 2013, Spherix Incorporated (the “Company”) agreed to extend the term of the retention agreement with Robert L. Clayton as the Company’s Chief Financial Officer and Corporate Secretary through June 30, 2013.  The extension letter with Robert L. Clayton is presented in Exhibit 99.1

Item 9.01                      Financial Statements and Exhibits

Exhibit
Number       Description

99.1             Extension letter dated as of March 29, 2013, by and between Robert L. Clayton and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Robert L. Clayton
Robert L. Clayton, CFO

Date:  April 2, 2013